Dimensional Investment Group Inc.
U.S. Large Company Portfolio

SUPPLEMENT TO THE
SUMMARY PROSPECTUS, statutory PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
The purpose of this Supplement to the Summary and Statutory Prospectuses and Statement of Additional Information (the “SAI”) dated February 28, 2026, as supplemented, of the ETF Class shares of the U.S. Large Company Portfolio (the “Portfolio”), a series of Dimensional Investment Group Inc., is to update the creation unit size of the ETF Class shares of the Portfolio from 5,000 shares to 25,000 shares. Capitalized terms not otherwise defined in this supplement have the meanings assigned to them in the Summary and Statutory Prospectuses and SAI.

Accordingly, the following changes are effective immediately:

I.
The following information replaces the first paragraph under the “U.S. Large Company Portfolio - Purchase and Sale of Shares” section of the Summary and Statutory Prospectuses:

The Portfolio issues (or redeems) ETF Class shares at NAV only to certain financial institutions that have entered into agreements with the Portfolio’s distributor in large aggregated blocks known as “Creation Units.” A Creation Unit of the Portfolio’s ETF Class shares consists of 25,000 shares. Creation Units are issued (or redeemed) in-kind for securities (and an amount of cash) that the Portfolio specifies each day at the NAV next determined after receipt of an order.

II.
The following information replaces the corresponding disclosure under the “Creations and Redemptions” section of the Statutory Prospectus:

Portfolio	Creation Unit
U.S. Large Company Portfolio	25,000 Shares

III.
The following information replaces the corresponding disclosure under the “GENERAL INFORMATION” section of the SAI:

Portfolio	Creation Unit
U.S. Large Company Portfolio	25,000 Shares

The date of this Supplement is July 10, 2026